UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2024

Entero Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37853	46-4993860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Yamato Road, Suite 502 Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 589-7020

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENTO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant.

Appointment of Machias, Gini & O’Connell LLP

On August 28, 2024, the Audit Committee of Entero Therapeutic Inc.’s (the “Company”) Board of Directors (the “Board”) appointed Machias Gini & O’Connell LLP (“MGO”) to serve as the Company’s independent registered public accounting firm effective August 27, 2024, subject to ratification by the Company’s stockholders at the Company’s annual meeting of stockholders.

During the fiscal years ended December 31, 2023 and 2022, and the subsequent interim period from January 1, 2024 through the engagement of MGO, neither the Company nor anyone on behalf of the Company consulted with MGO regarding (a) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K. During the fiscal years ended December 31, 2023 and 2022 and the interim period from January 1, 2024 through the date of this Current Report on Form 8-K, the Company did not consult with MGO regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

MGO has reviewed the disclosures contained in this report and furnished the Company with a currently dated letter addressed to the SEC containing any new information, clarification of the Company’s expression of its views or the respects in which it does not agree with the statements made by the Company in response to Item 304(a) of Regulation S-K. A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
16.1	Letter, dated August 29, 2024, from Macias Gini & O’Connell LLP to the U.S. Securities and Exchange Commission.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entero Therapeutics, Inc.

August 29, 2024	By:	/s/ James Sapirstein
	Name:	James Sapirstein
	Title:	Chief Executive Officer